SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2015

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On Wednesday, November 4, 2015 at 8:00 a.m. EST, PACCAR will be presenting at the Goldman Sachs Industrial Conference. Attached as Exhibit 99.1 to this Report is a copy of the Registrant’s press release dated October 27, 2015 regarding the conference.

The information included in Item 7.01 of this Report and in Exhibit 99.1 shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities and Exchange Act of 1934 as amended or otherwise subject to liability of that section.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit Number	Description

99.1	Registrant’s press release dated October 27, 2015 regarding Investor Conference

PACCAR Inc

Date:	October 27, 2015	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel